Exhibit 99.1

Akorn Announces Business Update

LAKE FOREST, Ill.--(BUSINESS WIRE)--December 18, 2009--Akorn, Inc. (NASDAQ: AKRX) today announced that it failed to reach an amicable resolution to a longer term and strategic business arrangement with the supplier of its Tetanus Diphtheria (“Td”) vaccine and as a result will be exiting the business. The existing supply agreement will end on March 14, 2010. The company previously announced its intent to exit the distribution of flu vaccines.

Raj Rai, Interim Chief Executive Officer, commented, “In our review and analysis of the current vaccine business environment and the long-term strategy of the company, we concluded that the vaccine distribution business is non-strategic to our core generic pharmaceutical business. Although it contributed significantly to the top line growth, it has distracted our sales efforts away from the company’s more profitable product portfolio. In addition, the Td vaccine business created excessive financial burden on the company since its launch and is expected to contribute only marginally to operating profits in 2009.”

Rai further added, “We are well positioned to have a successful 2010 with opportunities to grow with recently launched products and expected new product approvals next year. Exiting the vaccine distribution business allows our sales force to focus on new product launches and on higher margin products. We expect a smooth transition of the Td vaccine business and will continue to support our existing customer needs through our supply chain.”

About Akorn, Inc.

Akorn, Inc. manufactures and markets sterile specialty pharmaceuticals. Akorn has manufacturing facilities located in Decatur, Illinois and Somerset, New Jersey and markets and distributes an extensive line of hospital and ophthalmic pharmaceuticals. Additional information is available at the Company’s website at www.akorn.com.

Materials in this press release may contain information that includes or is based upon forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995. Forward-looking statements give our expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future steps we may take, prospective products, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, and financial results.

Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Our actual results may vary materially, and there are not guarantees about the performance of our stock.

Any forward-looking statements represent our expectations or forecasts only as of the date they were made and should not be relied upon as representing our expectations or forecasts as of any subsequent date. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise, even if our expectations or forecasts change. You are advised, however, to consult any further disclosures we make on related subjects in our reports filed with the SEC. In particular, you should read the discussion in the section entitled "Cautionary Statement Regarding Forward-Looking Statements" in our most recent Annual Report on Form 10-K, as it may be updated in subsequent reports filed with the SEC. That discussion covers certain risks, uncertainties and possibly inaccurate assumptions that could cause our actual results to differ materially from expected and historical results. Other factors besides those listed there could also adversely affect our results.

CONTACT:
Akorn, Inc.
Tim Dick
Chief Financial Officer
(847) 279-6150